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                                                                    EXHIBIT 10.5


                         BROKER-DEALER SELLING AGREEMENT
                                 FOR THE SALE OF
                               ASSET-BACKED NOTES
                ISSUED BY U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC.


         By our signature to this Broker-Dealer Selling Agreement, we agree with
U. S. Automobile Acceptance SNP-IV, Inc. (the "Issuer") to the following terms governing the sale of the Asset-Backed Promissory Notes (the "Notes") which are issued on the terms and conditions described in the Prospectus filed with the Securities and Exchange Commission in connection with the Issuer's Registration Statement, as amended. It is intended that the offering and the sale of the Notes will be made pursuant to and in compliance with the Securities Act of 1933 (the "Act"), and in compliance with the By-Laws of the National Association of Securities Dealers, Inc. (the "NASD").

1. We agree to act as a Broker-Dealer in connection with the offering of the Notes of the Issuer.

2. We agree to solicit subscriptions for the purchase of Notes from qualified persons on the terms and conditions set forth herein and in the Prospectus. In connection therewith, we agree to comply with the terms and conditions of this Agreement and we agree to use our best efforts to solicit subscriptions for the Notes from purchasers acceptable to the Issuer.

3. We will obtain from each purchaser a properly executed Subscription Agreement accompanied by Purchaser's check in full payment of purchaser's subscription, which shall be supplied to the Issuer for review and acceptance or rejection. Checks shall be transmitted to the Escrow Agent by noon of the next business day following receipt. We will make every reasonable effort to be assured that each person who may be offered or sold Notes meets the suitability standards set forth in the Prospectus and that an investment in said Notes is appropriate to such person's investment objectives and financial situation. In connection therewith, we will obtain and preserve information from each investor which indicates that the investor meets such suitability standards and shall, upon request by the Issuer, make copies of such information available to the Issuer.

4. We understand that the Issuer may reject any subscription for any reason, and we agree that any such rejection of a subscription obtained by us or on our account shall be deemed not to be a sale made by us or on our account. We acknowledge that subscribers checks shall be made payable to the Issuer's escrow agent, Texas Commerce Bank National Association. Subscriber's funds will be held in escrow and invested in compliance with SEC Rule 15c-2-4. We agree to comply with NASD Net Capital Rules pertaining to the handling of clients funds and applicable notices to members, including 93-30 and 92-72.

5. We understand that we are not authorized to act as agent for the Issuer in connection with any transaction, and we agree that we will not act as agent or purport to do so. Any act to be performed by us with respect to the offering of Notes pursuant hereto shall be as an independent contractor.

6. Subject to the terms and conditions contained in this Agreement, we will be paid for Notes sold for which we have acted as a Broker-Dealer pursuant to this Agreement on a commission-only basis, with such commission to be ______% of the gross amount invested. We will bear the cost of our own expenses incurred in the solicitation of sales. Commissions will be payable within 10 days of the Issuer's receipt of funds, except that no commissions or fees will be paid until the minimum subscription amount of $100,000 is achieved. We acknowledge that no commissions shall be due and owing to us unless and until all of the terms and conditions set forth herein, in the Prospectus, and in the subscription documents have been met. Further, we understand that a minimum subscription amount of $100,000 has been established and must be achieved before funds will be released to the Issuer.





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7.       We hereby acknowledge receipt of the Prospectus for the offering of
         Asset-Backed Promissory Notes.

8. The Issuer will furnish us with a copy of any amendment or supplement to the Prospectus.

9. We confirm that we are appropriately registered as a broker-dealer with the Securities and Exchange Commission and in all states in which we will conduct business and are a member in good standing of the NASD. We also agree not to solicit subscriptions for the Notes that will result in a violation of the securities laws of the United States, or of any state, or any rule or regulation thereunder, or of any rules of any securities exchange. We agree to comply with all applicable NASD Rules of Fair Practice, including Article 111, Sections 8, 24, 25 and 36 thereof.

10. We represent that there is not now pending or threatened against us any action or proceeding of which we have been advised, either in any court of competent jurisdiction, before the Securities and Exchange Commission or any state securities commission concerning activities as a broker or dealer, nor have we been named as a "cause" in any such action or proceeding.

11. In the event any action or proceeding of the type referred to in Paragraph 10 above shall be instituted or threatened against us at any time, or in the event there shall be filed by or against us in any court pursuant to any federal, state, local or municipal statute a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of assets, or if we make an assignment for the benefit of creditors, the Issuer shall have the right on three days' written notice to terminate this Agreement.

12. Upon request, the Issuer will inform us as to the states in which the Issuer has been advised by counsel that the Notes have been qualified for sale under the respective state securities laws, but the Issuer does not assume any responsibility or obligation as to our right to sell the Notes in any state. We understand and agree that under no circumstances will we engage in any activities hereunder in any jurisdiction (a) in which the Issuer has not informed us that the Notes are qualified for sale under the applicable securities laws, or (b) in which we may not lawfully so engage.

13. We confirm that our commitment to use our best efforts to solicit subscriptions for the Notes will not result in a violation of the securities laws of the United States, including but not limited to the Act or any rule or regulation thereunder, or the securities laws of any state in which we will conduct business and the rules and regulations thereunder, or of any rules of any securities exchange to which we are subject or of any restriction imposed upon us by any such exchange or governmental authority and agree to indemnify the Issuer for any and all damages and liabilities resulting from the same.

14.      We represent that in connection with the offering:

         A. We will comply in all respects with 1) the provisions of this Broker-Dealer Agreement, and 2) the Issuer's policies and procedures for firms engaging in the solicitation of sales of the Notes;

         B. We will comply with any applicable limitations in the manner of offering as required by the Act and applicable state securities laws, including without limitation, the requirements of SEC Rule 15c2-8 with respect to delivery of prospectuses;

         C. Prior to making any sale, we will have reasonable grounds to believe, after making reasonable inquiry, that each purchaser meets the requirements of the Act, the NASD and applicable state securities laws as to the suitability of the investment for such purchaser;

         D. No owner, partner, director, or officer of our Broker-Dealer firm has within the last five years been subject to any of the following administrative or judicial actions (by the Securities and Exchange Commission or any State Securities Commission):

                  1.       Registration Stop Order (Issuance of Securities);

                  2.       Securities related felony conviction;




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                  3.       Securities related administrative order;

                  4.       Any administrative order involving fraud or deceit;

                  5.       Securities related injunction.

         E. We have no current effective administrative order revoking a securities exemptions or qualification; and,

         F.       We have not been suspended or expelled by the NASD.

         G. We agree to indemnify and hold the Issuer, its officers, directors and employees, harmless from any costs associated with claims arising or alleged to arise out of a breach of the foregoing representations.

15. Subject to the conditions set forth below, the Issuer agrees to indemnify and hold us harmless, and each person, if any, who controls, or is employed by, us within the meaning of Section 15 of the Securities Act of 1933, as follows:

         (1) Against any loss, liability, claim, damage and expense arising out of (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in the Prospectus (as amended and supplemented), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; and

         (2) Against any loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim based upon any untrue statement or omission or any alleged untrue statement or omission of a material fact in the Prospectus, as amended and supplemented (including but not limited to expenses reasonably incurred in investigating, preparing or defending against any such litigation or claim), if such settlement is effected with the Issuer's written consent.

         In no case shall the Issuer be liable with respect to claims made against us unless the Issuer shall be notified, by letter or by telegram confirmed by letter, of any action commenced against us within a reasonable time after we shall have been served with a summons or other legal process giving information as to the nature and basis of the claim, but failure to so notify the Issuer shall not relieve the Issuer from any liability which it shall have otherwise than on account of this indemnity agreement. The Issuer shall be entitled to participate at its own expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to it. If the Issuer elects to assume the defense of any such suit and retain counsel, we shall bear the fees and expenses of any additional counsel thereafter retained by us.

16. This Agreement may be terminated by either party at any time by written notice to that effect sent to the other party at the address shown in this Agreement. An attempt to assign any rights and obligations under this Agreement shall constitute automatic termination of this Agreement.

17. The representations and warranties set forth in this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of either of us and will survive termination of this Agreement and the delivery of and payment for the Notes.

18. Any notice from the Issuer to us at the address set forth below shall be deemed to have been duly given if mailed, or if communicated by telegraph or telephone and subsequently confirmed in writing to us.

19. This Agreement may be modified only by a writing signed by the parties hereto.




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20.      We hereby further agree that in the event that a dispute arises between the undersigned broker-dealer and the Issuer or any of its officers, directors, employees, agents, attorneys or accountants, arising out of, in connection with or as a result of the execution of this Agreement or as a result of any Subscription Agreement tendered by any subscriber to Notes, we hereby expressly agree that such disputes shall be resolved through arbitration rather than litigation and agree to submit such disputes for resolution to the NASD in Dallas, Texas, within five (5) days after receiving a written request from any of the aforesaid parties to do so. We understand that our failure to submit any dispute to arbitration as requested may result in the commencement of an arbitration proceeding against us. We further agree that any hearing scheduled after an arbitration proceeding is initiated by either we, the undersigned broker-dealer, or any of the aforesaid parties, shall take place in Dallas County, Texas. We acknowledge that the result of the arbitration proceeding shall be final and binding on all of the parties to the proceeding, and by agreeing to arbitration we are waiving our right to seek remedies in Court.

We have indicated our confirmation of this Agreement by executing and delivering it to the Issuer in duplicate. If accepted, the Issuer will execute this Agreement, whereupon it shall constitute a binding contract between us.

Dated this _________ day of ________________, 199____.


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                                         Broker-Dealer (Please Print)

                                         By:
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                                            Signature

Phone#
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                                                  (Print Name)

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                                                  Address

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                                                  City, State, Zip Code



Copies of Investor Correspondence        Commissions should be mailed to:
should be mailed to:


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at the above address                            at the above address

                                         U.S. AUTOMOBILE ACCEPTANCE SNP-IV, INC.

                                         By:
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                                         Title:
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                                         Date Accepted:
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